Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator S&P 500 Buffer ETF™ – June

Innovator S&P 500 Power Buffer ETF™ – June

Innovator S&P 500 Ultra Buffer ETF™ – June

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 2, 2020

May 26, 2020

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. Following the close of business on May 29, 2020, an outcome period for each Fund will end and each Fund will commence a new outcome period that will begin on June 1, 2020 and end on May 28, 2021. Each Fund’s Cap will not be determined until the start of the new outcome period on June 1, 2020. As of May 21, 2020, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Cap Range
Innovator S&P 500 Buffer ETF™ – June	BJUN	16.81% – 20.28% (16.02% – 19.49% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Power Buffer ETF™ – June	PJUN	11.69% – 14.19% (10.90% – 13.40% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Ultra Buffer ETF™ – June	UJUN	7.49% – 9.32% (6.70% – 8.53% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference